Accounts payable, accrued expenses, and tenant security deposits	12 Months Ended
Dec. 31, 2011
Accounts payable, accrued expenses, and tenant security deposits
Accounts payable, accrued expenses, and tenant security deposits

7.  Accounts payable, accrued expenses, and tenant security deposits

The following table summarizes the components of accounts payable, accrued expenses, and tenant security deposits as of December 31, 2011 and 2010 (in thousands):

	December 31,
	2011	2010
Accounts payable and accrued expenses	$86,419	$71,954
Accrued construction	37,016	33,466
Acquired above and below market leases	17,921	27,266
Conditional asset retirement obligations	10,215	10,323
Deferred rent liability	30,493	27,905
Interest rate hedge liabilities	32,980	44,645
Prepaid rent and tenant security deposits	103,486	79,909
Other liabilities	6,863	8,789
Total	$325,393	$304,257

Some of our properties may contain asbestos which, under certain conditions, requires remediation.  Although we believe that the asbestos is appropriately contained in accordance with environmental regulations, our practice is to remediate the asbestos upon the development or redevelopment of the affected property.  We recognize a liability for the fair value of a conditional asset retirement obligation (including asbestos) when the fair value of the liability can be reasonably estimated.  In addition, for certain properties, we have not recognized an asset retirement obligation when there is an indeterminate settlement date for the obligation because the period in which we may remediate the obligation may not be estimated with any level of precision to provide for a meaningful estimate of the retirement obligation. These conditional asset retirement obligations are included in the table above.